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                                   EXHIBIT 21
                       to Registrant's Report on Form 10-K
                        for the year-ended June 30, 2004

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                                                            Jurisdiction
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
SUBSIDIARIES OF BALDWIN TECHNOLOGY COMPANY, INC.
Baldwin Americas Corporation                                Delaware
Baldwin Europe Consolidated Inc.                            Delaware
Baldwin Asia Pacific Corporation                            Delaware
Baldwin Technology Limited                                  Bermuda
Baldwin Document Finishing Systems, Inc.                    Delaware
Baldwin Technology India Private Limited                    India

SUBSIDIARIES OF BALDWIN AMERICAS CORPORATION
Baldwin Technology Corporation                              Connecticut
Baldwin Rockford Corporation                                Delaware
Baldwin Graphic Systems, Inc.                               Delaware
Baldwin Americas do Brasil Ltda                             Brazil
Baldwin India Private, Ltd.                                 India

SUBSIDIARIES OF BALDWIN TECHNOLOGY CORPORATION
Baldwin Midwest Corporation                                 Kansas

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED INC.
Baldwin Europe Consolidated BV                              Netherlands

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED BV
Baldwin Graphic Equipment BV                                Netherlands
Baldwin Germany GmbH                                        Germany
Baldwin U.K. Holding Limited                                United Kingdom
Baldwin Sweden Holding AB                                   Sweden
Baldwin France Sarl                                         France

SUBSIDIARIES OF BALDWIN U.K. HOLDING LIMITED
Baldwin (UK) Ltd.                                           United Kingdom
Acrotec UK Ltd.                                             United Kingdom

SUBSIDIARIES OF BALDWIN SWEDEN HOLDING AB
L-Company AB                                                Sweden
Baldwin IVT AB                                              Sweden
Baldwin Jimek AB                                            Sweden

SUBSIDIARIES OF ACROTEC UK LTD.
Baldwin Globaltec Ltd.                                      United Kingdom

SUBSIDIARIES OF BALDWIN ASIA PACIFIC CORPORATION
Baldwin Japan Ltd.                                          Japan
Baldwin Printing Control Equipment (Beijing) Company, Ltd.  China
Baldwin Graphic Equipment Pty. Ltd.                         Australia
Baldwin Printing Controls Ltd.                              Hong Kong
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